UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

As of March 31, 2021, United Airlines Holdings, Inc. ("UAL") and United Airlines, Inc., a wholly-owned subsidiary of UAL ("United," and together with UAL, the "Company") had $21 billion in available liquidity. Total available liquidity includes cash and cash equivalents, short-term investments and $1 billion available under the Company’s revolving credit facility, as well as $7 billion available under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) loan program.

For the first quarter of 2021, the Company expects to report total revenues of $3.2 billion, a decrease of (66%) versus the first quarter of 2019 and at the favorable end of our previous guidance of a decrease of (65%) to (70%) versus the first quarter of 2019. In March 2021, the Company observed a forward acceleration in customer demand for travel and new bookings, resulting in positive average daily core cash flow (as defined below) for the month of March 2021 and expected positive average daily core cash flow moving forward. Average daily core cash flow (or core cash burn) for the first quarter of 2021 is expected to be approximately negative $9 million per day, an improvement of about $10 million per day compared to the negative average daily core cash flow (or core cash burn) reported for the fourth quarter of 2020.

These results are preliminary and final results for the first quarter may change. These preliminary results are based upon our estimates and are subject to completion of our financial closing procedures. In addition, these preliminary results have not been audited by our independent registered public accounting firm. This summary of recent results is not a comprehensive statement of our financial results for the first quarter of 2021.

The information in this Item 2.02 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Reconciliation of Core Cash Flow

Core cash flow is defined as: Net cash from operations, investing and financing activities, adjusted to remove proceeds from the issuance of new debt (excluding expected aircraft financing), government grants associated with the Payroll Support Program of the CARES Act (“PSP”), issuance of new stock, net proceeds from the sale of short-term and other investments, changes in certain restricted cash balances, debt principal payments, timing of certain payments, capital expenditures (net of flight equipment purchase deposit returns), and investments in the recovery and severance payments. The Company's management views "core cash flow" as an important measure in monitoring liquidity in order to assess the Company's operational cash needs without the impact of certain extraordinary actions or events, and the Company believes this measure provides useful information to investors about the Company's core operational performance. The following table shows the calculation of expected average daily core cash flow for the first quarter of 2021.

Three Months Ended March 31, 2021
(in billions except days in period and average daily core cash flow)
Net cash from operating, investing and financing activities	$1.4
Adjusted to remove:
CARES Act PSP grant and note	2.6
Secured debt (net of discount and fees)	0.6
Equity issuances	0.5
Net proceeds from sale of short-term and other investments and increase in certain restricted cash balances	0.1
Debt principal payments and severance payments (a)	(0.6)
Timing of certain payments (b)	(0.2)
Capital expenditures, net of flight equipment purchase deposit returns	(0.4)
Investments in the recovery (c)	(0.4)
Total adjustments	2.2
Core cash flow (burn)	$(0.8)
Days in the period	90
Average daily core cash flow (burn) (millions)	$(9)

(a)	Debt principal payments and severance payments includes principal payments on indebtedness, payments related to the workforce reduction and voluntary plans for employee severance, pay continuance from voluntary retirements, vacation payouts and benefits-related costs.

(b)	Timing of certain payments refers to exclusion of payments in the quarter that had been deferred from prior periods or additions of payments that were deferred to a future period to maximize cash preservation.

(c)	Investments in the recovery primarily include, but are not limited to, spending on engine and airframe maintenance and pay and benefits for recalled employees in excess of operational need due to PSP.

Item 8.01 Other Events.

On April 12, 2021 United announced that it intends to commence a private offering to eligible purchasers of $5.5 billion in aggregate principal amount of two series of notes, the senior secured notes due 2026 and the senior secured notes due 2029 (together, the “Notes”), subject to market and other conditions. The Notes will be guaranteed on an unsecured basis by UAL. United also announced it intends to enter into a new $3.5 billion senior secured term loan B facility due 2028 (the “Term Loan Facility”) and a new $1.75 billion senior secured revolving credit facility due 2025 (together with the Term Loan Facility, the “New Loan Facilities”) concurrently with the closing of the offering of the Notes.

United intends to use the net proceeds from the offering of the Notes and borrowings under the Term Loan Facility (i) to repay in full the $1.4 billion aggregate principal amount outstanding under the term loan facility United entered into on March 29, 2017, the $1.0 billion aggregate principal amount outstanding under the revolving credit facility United entered into on March 29, 2017 and the $520 million aggregate principal amount outstanding under the CARES Act term loan facility United entered into on September 28, 2020, (ii) to pay fees and expenses relating to the offering of the Notes and (iii) for United’s general corporate purposes. The final terms and amounts of the Notes and the New Loan Facilities are subject to market and other conditions, and may be materially different than expectations. While United intends to offer the Notes and enter into each of the New Loan Facilities, United may close on one or more of such transactions without closing on all three.

The Notes and the New Loan Facilities will be secured on a senior basis by security interests granted by United to the collateral trustee for the benefit of the holders of the Notes, among other parties, on the following: (i) all of United’s route authorities granted by the U.S. Department of Transportation to operate scheduled service between any international airport located in the United States and any international airport located in any country other than the United States (except Cuba), (ii) United’s rights to substantially all of its landing and take-off slots at foreign and domestic airports, including at John F. Kennedy International Airport, LaGuardia Airport and Ronald Reagan Washington National Airport (subject to certain exclusions), and (iii) United’s rights to use or occupy space at airport terminals, each to the extent necessary at the relevant time for servicing scheduled air carrier service authorized by an applicable route authority.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in an offering exempt from registration in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

Cautionary Statement Regarding Forward-Looking Statements:

Certain statements in this Current Report on Form 8-K are forward-looking and thus reflect the Company's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," “intends,” "anticipates," "indicates," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the adverse impacts of the ongoing COVID-19 global pandemic, and possible outbreaks of another disease or similar public health threat in the future, on the business, operating results, financial condition, liquidity and near-term and long-term strategic operating plan of the Company, including possible additional adverse impacts resulting from the duration and spread of the pandemic; unfavorable economic and political conditions in the United States and globally; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel; the Company's reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company's reliance on third-party service providers and the impact of any failure of these parties to perform as expected, or interruptions in the Company's relationships with these providers or their provision of services; adverse publicity, harm to the Company's brand, reduced travel demand and potential tort liability as a result of an accident, catastrophe or incident involving the Company, its regional carriers, its codeshare partners, or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; disruptions to the Company's regional network and United Express flights provided by third-party regional carriers; the failure of the Company's significant investments in other airlines and the commercial relationships that the Company has with those carriers, to produce the returns or results the Company expects; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company's network strategy or other factors outside the Company's control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders; the Company's reliance on single suppliers to source a majority of its aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company's operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of the United Kingdom's withdrawal from the European Union on the Company's operations in the United Kingdom and elsewhere; the impacts of seasonality and other factors associated with the airline industry; the Company's failure to realize the full value of its intangible assets or its long-lived assets, causing the Company to record impairments; any damage to the Company's reputation or brand image; the limitation of the Company's ability to use its net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; continued restrictions on the use of the Boeing 737 MAX aircraft and the Company's inability to accept or integrate new aircraft into its fleet as planned; the impacts of the Company's significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and insufficient liquidity on its financial condition and business; failure to comply with the covenants in the MileagePlus financing agreements, resulting in the possible acceleration of the MileagePlus indebtedness, foreclosure upon the collateral securing the MileagePlus indebtedness or the exercise of other remedies; failure to comply with financial and other covenants governing the Company's other debt; changes in, or failure to retain, the Company's senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth under Part I, Item 1A., "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as well as other risks and uncertainties set forth from time to time in the reports the Company files with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ Gerald Laderman
	Name:	Gerald Laderman
	Title:	Executive Vice President and Chief Financial Officer

Date: April 12, 2021